U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: July 20,  2015


                      URBAN TELEVISION NETWORK CORPORATION
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             (Exact Name of registrant as specified in its Charter)




        Nevada                        33-58972                    22-2800078
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(State of Incorporation)        Commission File No.           (IRS Employer
                                                           Identification No)



1315 North Bullis Road Suite 6 Compton, California               90221
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    (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, (   909   )     486     -      4742
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RadioShack Circle Ste. T3-381, Forth Worth, Texas 76102
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                     (Registrant's former name and address)











Item 3.02 Unregistered Sale of Equity Security

(a) Filing of Form D under Regulation 506 c to raise $5,000.000.00

July 16, 2015 the Board of Directors voted to raise $5,000,000.00 using the exemption provided under Rule 506 c of Regulation D of the Securities Act. The Company feels reasonably confident that it will be successful in its capital raise and will use its best efforts to sell its securities.
On July 17, 2015 the Company filed Form D with the Securities Exchange
Commission.


230.463 (Item 701) Use of Proceeds

The Board of Directors voted that upon the completion of this capital raise these funds will be used to remedy the companies past debts, to provide working capital to the company, to filed all of the necessary documentation with the State of Nevada for the restructuring of the stock in the company, and to bring the Company current with its previous years reporting to the SEC, to aquire a new staff, to purchase new equipment and to position the company to begin broadcasting by first quarter 2016.

(b) Underwriters and other purchasers

The company does not have a Underwriter at this time, but is in talks with various investment banks for their conderation, however at the time of this report no underwriters have been secured by the company, and may not be secured.


(c) Consideration

The company will sale 25,000,000 shares of restricted stock at .20 cent per share. The Company realizes that the current trading price of its public stock may be below the asking price of this offerring at the time of this filing, however the Company believes that it will be successful in its capital raise and that after a successful capital raise the Companies stock price should reflect the success of the capital raise and provide a significant incentive for the investor that invest directly with the company under Rule 506c of Regulation D.


(d) Exemption from registration

On July 17 the Company filed Form D under Rule 506 c of Regulation D, which allows the Company to seek qualified private investors. The Company plans to begin selling its stock on July 20, 2015 and has applied for the offering to be open for a period of twelve months.

(e) Direct or Indirect Payments to Directors

The CEO of the Company Joseph Collins will receive compensation for his role in this capital raise. This will include financial compensation as well as addition stock compensation. Others may be paid a referral fee for their assistence in this capital raise.

Other acknowledgements

1) The Board of Directors has decided not to do a reverse split of its stock. Although this may be an option in the future. The company has decided to maintain its current trading structure with aproximately 130,000,000 shares outstanding.

2) The Company has completed its new website where infomation about the Companies activities can be found http://URBTnetwork.com

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits.

(99)  Urban Television Network Corporation Press Release naming
       Annoucing URBT Television Network to Launch Q1, 2016 (OTC: URBT)



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Urban Television Network Corporation
Dated: July 20, 2015
                                             /s/ Joseph Collins
                                            ---------------------------------
                                            By: Joseph Collins
                                            Title: Chief Executive Officer